Exhibit 10.54

FOURTH AMENDMENT AND WAIVER TO REVOLVING CREDIT AND TERMLOAN AGREEMENT

This Fourth Amendment and Waiver to Revolving Credit and Term Loan Agreement (the “Amendment”) is made as of the        day of February 2004 by and among

MFIC Corporation (the “Borrower”), a Delaware corporation with its principal executive offices at 30 Ossipee Road, Newton, Massachusetts 02464; and

PNC Bank, National Association, a national banking association (the “Lender”) with a place of business at 70 East 55th Street, 14th Floor, New York, New York 10022.

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

W I T N E S S E T H

WHEREAS, the Borrower and National Bank of Canada (“NBC”) entered into a certain Revolving Credit and Term Loan Agreement dated as of February 28, 2000 (as amended in effect, the “Loan Agreement”); and

WHEREAS, NBC has assigned all of its right, title and interest in and to the Loan Agreement and the documents, instruments and agreements executed and delivered in connection therewith to the Lender; and

WHEREAS, the Borrower has requested that the Lender modify and amend and waive compliance with certain provisions of the Loan Agreement; and

WHEREAS, the Lender has agreed to modify and amend and waive compliance with certain provisions of the Loan Agreement on the terms and conditions set forth herein.

NOW THEREFORE, it is hereby agreed as follows:

1.             Definitions.

(a)                                  All capitalized terms used herein and not otherwise defined shall have the same meanings herein as in the Loan Agreement.

(b)           Section 1 of the Loan Agreement is hereby amended by either amending or inserting the following definitions therein:

“Contingent Consideration” means certain moneys which may be payable to Borrower subsequent to the Closing (as defined in the Asset Purchase Agreement (defined below)) of the Morehouse-COWLES Disposition pursuant to the Asset Purchase Agreement.

“Morehouse-COWLES Disposition” shall mean the Borrower’s sale of the assets of its Morehouse-COWLES Division to NuSil Corporation, or its wholly owned subsidiary  (“NuSil”) in accordance with the terms of the Asset Purchase Agreement dated February    , 2004 (the “Asset Purchase Agreement”) between MFIC Corporation and Morehouse-COWLES, Inc.), including: (i) the inventory; (ii) relevant tangible equipment; (iii) accounts receivable, work in progress and pending orders, (iv) trade names of the Morehouse-COWLES Division (including but not limited to the trade names “Morehouse-COWLES” and “Zinger”); (v) all trademarks, copyrights, issued patents, patent application, trade secrets and other confidential and proprietary information; (vi) all rights under contracts to which the Morehouse-COWLES Division is a party; and (vii) the goodwill of the Morehouse-COWLES Division.  All assets transferred pursuant to the Morehouse-COWLES Disposition” shall be referred to collectively herein as the “Disposition Assets”.

“Morehouse-COWLES Division” shall mean the business operated by Borrower as Morehouse-COWLES, the assets of which are to be sold to NuSil in accordance with the Morehouse-COWLES Disposition .

“Morehouse-COWLES Purchase Price” shall mean the consideration consisting of (a) cash paid by NuSil at the closing of the Morehouse-COWLES Disposition (the “Closing Cash”), (b) the Contingent Consideration, (c) assumption by NuSil of the Morehouse-COWLES trade payables and (d) issuance to Borrower by NuSil of the NuSil Promissory Note, all as set forth in the Asset Purchase Agreement.

“NuSil Promissory Note” shall mean the portion of the Morehouse-COWLES Purchase Price in the form of a $100,000.00 promissory note executed and delivered by NuSil to Borrower.

“Release Conditions” shall mean (a) payment of the Closing Cash to Lender, (b) assignment by Borrower to Lender of all of its rights to receive Contingent Consideration, (c) endorsement by Borrower to Lender of the NuSil Promissory Note and (d) and assignment

from the Borrower to the Lender of the Security Agreement dated February     , 2004 (the “Security Agreement”) between Morehouse-COWLES, Inc. and Borrower creating the Subordinated Security Interest.  All payments of moneys by Borrower to Lender pursuant to the Release Conditions shall be applied to Borrower’s outstanding balance under the Revolving Credit Loan.

“Subordinated Security Interest” shall mean the security interest granted by NuSil in favor of Borrower in the Disposition Assets, which shall remain subordinate to Lender’s security interest in said assets until the Release Conditions have been satisfied.

2.             Modification, Amendment and/or Waiver to Compliance With Terms.

(a)                                  Section 6.6 Existence; Maintenance of Properties is deemed amended to provide that Lender consents to the Morehouse-COWLES Disposition, and waives the breach which might otherwise  occur as a result thereof under Section 6.6, provided that the Release Conditions have been satisfied;

(b)                                 Section 7.2 Restrictions on Liens, Etc. is deemed amended to provide that Lender consents to the granting by NuSil of the Subordinated Security Interest to Borrower, and waives the breach which might otherwise occur as a  result thereof under Section 7.2.  Furthermore, provided that upon satisfaction of the Release Conditions , Lender’s   lien on the Disposition Assets shall be released (the “Release”)   and, accordingly, the Subordinated Security Interest shall become, as of  the date of the Release, a first priority security interest in the Disposition Assets, and Lender further authorizes and irrevocably makes, constitutes and appoints Borrower as its true and lawful attorney with power to sign Lender’s name on any documents, including without limitation termination statements, with respect to such assets in connection with the Release and to file any such documents with the appropriate governmental office; Lender further agrees that, upon satisfaction of the Release Conditions, it will execute any further document reasonably necessary to effectuate the Release.

(c)                                  Section 7.4 Merger, Consolidation is deemed amended to provide that Lender consents to the Morehouse-COWLES Disposition, and waives the breach which might otherwise occur as a result thereof under Section 7.4.

3.                                       Conditions to Effectiveness.  This Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Lender.

(a)                                  This Amendment shall have been duly executed and delivered by the respective parties hereto and, shall be in full force and effect and shall be in form and substance satisfactory to the Lender.

(b)                                 All action on the part of the Borrower necessary for the valid execution, delivery and performance by the Borrower of this Amendment shall have been duly and effectively taken and evidence thereof satisfactory to the Lender shall have been provided to the Lender.  The Lender shall have received from the  Borrower true copies of the resolutions adopted by its board of  directors authorizing the transactions described herein, certified by  the Borrower’s secretary to be true and complete.

(c)                                  The Borrower shall have paid to the Lender all fees and expenses  then due and owing pursuant to the Agreement, including, without  limitation, the Lenders’ attorneys’ fees and expenses.

(d)                                 No Default or Event of Default shall have occurred and be continuing.

(e)                                  The Borrower shall have provided such additional instruments and  documents to the Lender as the Lender and the Lender’s counsel  may have reasonably requested, including but not limited to the executed Asset Purchase Agreement for the Morehouse-COWLES Disposition.

4.                                       Ratification of Loan Documents.  Except as provided herein, all terms and conditions of this Loan Agreement and the other Loan Documents remain in full force and effect.  The Borrower hereby ratifies, confirms, and reaffirms all representations, warranties, and covenants contained therein and acknowledges and agrees that the Liabilities, are and continue to be secured by the Collateral.  The Borrower further acknowledges and agrees that Borrower does not have any offsets, defenses, or counterclaims against the Lender thereunder (except for any offsets which may be provided for in the NuSil Promissory Note), and to the extent that any such offsets, defenses, or counterclaims may exist, the Borrower hereby waives and releases the Lender therefrom.

5.                                       Final Payment Date.  If all amounts payable under the NuSil Promissory Note have not been paid after the date which is one year and ninety days from the date of such note, Borrower shall pay to Lender all outstanding amounts due under such note; provided that with respect to any such amounts paid by Borrower, Lender shall assign to Borrower any rights it may have under said note to seek collection of such amounts from NuSil.  Upon receipt by Lender, the payments by Borrower provided for in this section shall be applied to Borrower’s outstanding balance under the Revolving Credit Loan.

6.                                       Miscellaneous.

(a)                                  This Amendment may be executed in several counterparts and by  each party on a separate counterpart, each of which when so  executed and delivered shall be an original, and all of which  together shall constitute one instrument.

(b)                                 This Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby.  No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

IN WITNESS WHEREOF, the undersigned have hereunto executed this Amendment as a sealed instrument as of the date first above written.

MFIC CORPORATION

By:

Name:

Title:

PNC BANK, NATIONAL ASSOCIATION

By:

Name:

Title: